UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 7, 2017

American Outdoor Brands Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue

Springfield, Massachusetts 01104

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s telephone number, including area code) (800) 331-0852

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CRF 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

As described in Item 7.01, we are furnishing this Current Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on September 7, 2017 discussing our first quarter fiscal 2018 financial and operational results. The disclosure provided in Item 7.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 7.01.	Regulation FD Disclosure.

We are furnishing this Current Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on September 7, 2017 discussing our first quarter fiscal 2018 financial and operational results. The transcript of the conference call and webcast is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Exchange Act, or the Exchange Act, or otherwise subject to the liabilities of that section. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

The text included with this Current Report on Form 8-K and the replay of the conference call and webcast on September 7, 2017 is available on our website located at www.aob.com, although we reserve the right to discontinue that availability at any time.

Certain statements contained in the transcript of the earnings conference call may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, our strategy to continue growing and balancing our business across the shooting, hunting, and rugged outdoor enthusiast market; our belief that total revenue for the quarter faced a challenging comparison to last year’s heightened levels of firearms demand which we believe was driven by concerns for personal safety and the potential for increased firearm legislation; our belief that operating results in the quarter were impacted by successful promotions in the fourth fiscal quarter of 2017 on our M&P Shield pistols, which we believe pulled forward shipments into the fourth quarter as wholesalers and retailers stocked up in preparation for strong consumer demand over the ensuing 90 days; our belief that heightened channel inventory from multiple manufacturers at retail locations contributed to lower orders in the quarter; our belief that we are focused on executing our long-term strategic initiatives, which support our vision of being the leading provider of quality products for the shooting, hunting and rugged outdoor enthusiast; our expectation that the current fiscal year will deliver positive operating cash flow of $70 million to $90 million; our belief that we do not expect our Net-Debt- to-Adjusted EBITDAS trailing twelve month ratio to rise above 1.6 and that the ratio will be below 1.2 by the end of our current fiscal year; and our expectations for net sales, GAAP income per diluted share, amortization of acquired intangible assets, acquisition-related costs, transition costs, change in contingent consideration, tax effect of non-GAAP adjustments, and non-GAAP income per diluted share for the second quarter of fiscal 2018 and for fiscal 2018. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, but are not limited to, the demand for our products; the costs and ultimate conclusion of certain legal matters; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; the competitive environment; the supply, availability, and costs of raw materials and components; the potential for increased regulation of firearms and firearm-related products; speculation surrounding fears of terrorism and crime; our anticipated growth and growth opportunities; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to maintain and enhance brand recognition and reputation; risks associated with the establishment of our new 500,000 square foot national distribution center; our ability to introduce new products; the success of new products; our ability to expand our markets; our ability to integrate acquired businesses in a successful manner; the general growth of our outdoor products and accessories business; the potential for cancellation of orders from our backlog; and other factors detailed from time to time in our reports filed with the Securities and Exchange Commission, or the SEC, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2017, filed with the SEC on June 29, 2017.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibits

99.1	Transcript of conference call and webcast conducted on September 7, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN OUTDOOR BRANDS CORPORATION

Date: September 8, 2017	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan
Executive Vice President, Chief Financial Officer, Chief Administrative Officer, and Treasurer

EXHIBIT INDEX

99.1	Transcript of conference call and webcast conducted on September 7, 2017